Exhibit 99.1

INDEX TO FINANCIAL STATEMENTS OF HOTELS OF INDEPENDENT PROPERTY OPERATORS OF AMERICA, LLC

INDEPENDENT AUDITOR’S REPORT

Supertel Hospitality, Inc.

Norfolk, Nebraska

Independent Property Operators of America, LLC

Moyock, North Carolina

We have audited the accompanying combined balance sheets of the specified properties under contract for sale as described in Note 1 owned by Independent Property Operators of America, LLC as of December 31, 2004 and 2003, and the related combined statements of operations, comprehensive income (loss), equity in properties, and cash flows for the years then ended. These combined financial statements are the responsibility of the management of Independent Property Operators of America, LLC. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements were prepared to present the combined balance sheets and the related combined statements of operations, comprehensive income (loss), equity in properties, and cash flows of specified properties owned by Independent Property Operators of America, LLC, which are under contract for sale pursuant to a purchase agreement dated September 12, 2005, and are not intended to be a complete presentation of Independent Property Operators of America LLC’s assets, liabilities, equity in properties, revenues, and expenses.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the specified properties under contract for sale as described in Note 1, as of December 31, 2004 and 2003, and the results of their operations, changes in equity in properties, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

September 16, 2005

INDEPENDENT PROPERTY OPERATORS OF AMERICA, LLC

COMBINED BALANCE SHEETS OF SPECIFIED PROPERTIES

UNDER CONTRACT FOR SALE

December 31, 2004 and 2003

	2004	2003
ASSETS
Investment in income-producing properties, at cost:
Land and land improvements	$7,701,632	$7,696,982
Buildings	27,484,174	27,418,422
Furniture and equipment	4,421,953	4,377,432

	39,607,759	39,492,836
Less: accumulated depreciation	(8,746,018)	(7,514,091)

Net investment in income-producing properties	30,861,741	31,978,745
Cash and cash equivalents	522,139	574,530
Accounts receivable—trade	110,745	168,058
Prepaid expenses and other assets	23,506	22,151
Intangible assets, net of amortization	726,979	792,871
Inventory	1,943	2,784

	$32,247,053	$33,539,139

LIABILITIES AND EQUITY IN PROPERTIES
Long-term debt	$16,298,886	$17,333,734
Accounts payable	131,229	198,499
Accrued expenses and other liabilities	769,606	725,938
Derivative liability	154,982	382,170

Total liabilities	17,354,703	18,640,341

Equity in properties:
Assets in excess of liabilities	15,047,332	15,280,968
Accumulated other comprehensive loss	(154,982)	(382,170)

Total equity in properties	14,892,350	14,898,798

	$32,247,053	$33,539,139

See accompanying notes to combined financial statements.

INDEPENDENT PROPERTY OPERATORS OF AMERICA, LLC

COMBINED STATEMENTS OF OPERATIONS OF SPECIFIED PROPERTIES

UNDER CONTRACT FOR SALE

For the years ended December 31, 2004 and 2003

	2004	2003
Operating Revenues
Rooms	$10,271,670	$9,763,755
Telephone	43,188	58,006
Other operating departments	329,588	289,408

	10,644,446	10,111,169

Expenses
Operating expenses by department:
Rooms	2,294,658	2,308,060
Telephone	106,937	86,299
Other operating departments	90,458	75,262
Other operating expenses:
Depreciation and amortization	1,355,217	1,474,562
General and administrative	970,589	1,185,442
Franchise fees	938,962	983,371
Advertising	514,310	445,520
Property repairs and maintenance	626,600	596,783
Utilities	545,315	520,535
Real estate taxes and insurance	837,313	1,180,051
Professional fees	505,297	495,862

	8,785,656	9,351,747

Net operating income	1,858,790	759,422

Other Income (Expense)
Interest and dividend income	543	3,114
Interest expense	(945,554)	(950,822)
(Loss) on disposal of fixed assets	(2,092)	—

	(947,103)	(947,708)

Net income (loss)	$911,687	$(188,286)

See accompanying notes to combined financial statements.

INDEPENDENT PROPERTY OPERATORS OF AMERICA, LLC

COMBINED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) OF SPECIFIED PROPERTIES

UNDER CONTRACT FOR SALE

For the years ended December 31, 2004 and 2003

	2004	2003
Net Income (Loss)	$911,687	$(188,286)

Other Comprehensive Income
Net unrealized change in cash flow hedging activities	227,188	137,310

Comprehensive income (loss)	$1,138,875	$(50,976)

See accompanying notes to combined financial statements.

INDEPENDENT PROPERTY OPERATORS OF AMERICA, LLC

COMBINED STATEMENTS OF EQUITY IN PROPERTIES OF SPECIFIED PROPERTIES

UNDER CONTRACT FOR SALE

For the years ended December 31, 2004 and 2003

	Assets in Excess of Liabilities	Net Unrealized Change in Cash Flow Hedging Activities	Total
Balance, December 31, 2002	$16,692,476	$(519,480)	$16,172,996
Net (loss)	(188,286)	—	(188,286)
Other comprehensive income	—	137,310	137,310
Distributions to parent office	(1,223,222)	—	(1,223,222)

Balance, December 31, 2003	15,280,968	(382,170)	14,898,798
Net income	911,687	—	911,687
Other comprehensive income	—	227,188	227,188
Distributions to parent office	(1,145,323)	—	(1,145,323)

Balance, December 31, 2004	$15,047,332	$(154,982)	$14,892,350

See accompanying notes to combined financial statements.

INDEPENDENT PROPERTY OPERATORS OF AMERICA, LLC

COMBINED STATEMENTS OF CASH FLOWS OF SPECIFIED PROPERTIES

UNDER CONTRACT FOR SALE

For the years ended December 31, 2004 and 2003

	2004	2003
Cash Flows from Operating Activities
Net income (loss)	$911,687	$(188,286)
Adjustments to reconcile net income (loss) to net cash and cash equivalents provided by operating activities:
Depreciation and amortization	1,355,217	1,474,562
Loss on disposal of fixed assets	2,092	—
(Increase) decrease in operating assets:
Accounts receivable—trade	57,313	100,284
Prepaid expenses and other assets	(1,355)	120,441
Inventory	841	867
Increase (decrease) in operating liabilities:
Accounts payable	(67,270)	184,600
Accrued expenses and other liabilities	43,668	392,718

Net cash and cash equivalents provided by operating activities	2,302,193	2,085,186

Cash Flows from Investing Activities
Purchase of income-producing property	(174,413)	(56,814)

Net cash and cash equivalents (used) by investing activities	(174,413)	(56,814)

Cash Flows from Financing Activities
Principal payments on long-term debt	(1,034,848)	(1,798,107)
Proceeds of long-term debt	—	821,621
Distributions to parent office	(1,145,323)	(1,223,222)

Net cash and cash equivalents (used) by financing activities	(2,180,171)	(2,199,708)

Net (decrease) in cash and cash equivalents	(52,391)	(171,336)
Cash and Cash Equivalents, beginning of year	574,530	745,866

Cash and Cash Equivalents, end of year	$522,139	$574,530

Supplemental Disclosure of Cash Flow Information
Interest paid during year	$1,160,550	$999,309

See accompanying notes to combined financial statements.

INDEPENDENT PROPERTY OPERATORS OF AMERICA, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS OF SPECIFIED PROPERTIES

UNDER CONTRACT FOR SALE

December 31, 2004 and 2003

1. Basis of Presentation

These financial statements present the combined balance sheets of specified properties owned by Independent Property Operators of America, LLC as of December 31, 2004 and 2003, and the related combined statements of operations, comprehensive income (loss), members’ equity, and cash flows of the specified properties for the years then ended. The financial statements are not intended to be a complete presentation of Independent Property Operators of America, LLC’s assets, liabilities, equity in properties, revenues, and expenses. The specified properties consist of:

1.	Comfort Inn-Choice Hotel—Fayetteville, NC

2.	Comfort Suites-Choice Hotel—Fort Wayne, IN

3.	Comfort Suites-Choice Hotel—Lafayette, IN

4.	Comfort Suites-Choice Hotel—Marion, IN

5.	Comfort Suites-Choice Hotel—South Bend, IN

6.	Hampton Inn-Hilton Hotel—Warsaw, IN

2. Summary of Significant Accounting Policies

Organization and nature of business: Independent Property Operators of America, LLC (the Company or IPOA) was organized on July 30, 1997, as a limited liability company under the laws of the Commonwealth of Virginia.

The Company’s principal assets are limited service hotels in Indiana and North Carolina and condominium units in Virginia. The Company also owned developmental property, which was transferred during 2004 to another LLC in exchange for membership interests in the new company.

The Company is managed by a management company, Mills Management II, Inc. (the Manager). The owner of the Manager maintains an ownership interest in the Company. Under the terms of the Amended and Restated Operating Agreement (the Agreement), the Manager has the exclusive right to manage and make all decisions regarding the operations of the Company. In addition, the Agreement limits the liability of each member to the balance in the member’s capital account.

Cash and cash equivalents: For purposes of the statements of cash flows, the Company considers all highly-liquid investments with original maturities of 90 days or less to be cash equivalents.

Investments in income-producing properties: Investments in income-producing properties are recorded at cost. Repairs and maintenance are expensed as incurred while significant improvements, renovations or replacements are capitalized. Depreciation is computed using the straight-line method over the following estimated useful lives:

Land improvements	15 years
Buildings	40 years
Furniture and equipment	5 years

Revenue recognition: Revenue is earned primarily through the operations of the hotel properties and is recognized when earned.

Income taxes: The Company is a Virginia limited liability company. As such, in lieu of corporate income tax, each member is taxed on its proportionate share of the Company’s income (loss). Accordingly, no provision for income taxes has been made in the accompanying financial statements.

Derivative financial instruments: The Company uses derivative financial instruments for the purpose of reducing its exposure to adverse fluctuations in interest rates. The Company does not hold or issue financial instruments for trading purposes.

In accordance with Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Certain Hedging Activities, as amended, the Company accounts for its interest rate swaps as cash flow hedges. At the inception of a hedge, the Company documents the risk management objective and strategy, the hedged risk, the derivative instrument, the hedged item, and how hedge effectiveness will be assessed initially and on an ongoing basis.

Intangible assets: Goodwill and intangible assets not subject to amortization are tested annually for impairment, and are tested for impairment more frequently if events and circumstances indicate that the asset might be impaired. An impairment loss is recognized to the extent that the carrying amount exceeds the asset’s fair value. Other intangible assets subject to amortization include loan fees, debt issuance costs, and franchise fees. They are amortized over periods ranging from 80 months to 240 months.

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management of the Company and the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment in Income-Producing Properties

Investment in income-producing properties as of December 31, 2004 and 2003, consists of the following:

	2004	2003
Hotels	$39,607,759	$39,492,836
Less: accumulated depreciation	(8,746,018)	(7,514,091)

	$30,861,741	$31,978,745

4. Long-Term Debt, Convertible Notes Payable, and Derivative Liability

Long-term debt consists of the following at December 31, 2004 and 2003:

	2004	2003
Mortgage note payable, requiring monthly installments of $65,873 including interest at LIBOR plus 2.75% (5.05% and 3.92% at December 31, 2004 and 2003, respectively) secured by three hotel properties, matures July 2009	$6,447,401	$6,978,629
Mortgage note payable, requiring monthly installments of $37,073 including interest at LIBOR plus 2.65% (4.95% and 3.82% at December 31, 2004 and 2003, respectively), secured by two hotel properties, matures August 2023	3,552,159	3,849,029
First mortgage note payable, requiring monthly installments of $44,165 including interest at LIBOR plus 3.32% (5.62% and 4.49% at December 31, 2004 and 2003, respectively), secured by first mortgage on hotel property, matures August 2023	6,278,458	6,479,100
Installment loan payable, requiring monthly installments of $509 including interest at 0%, secured by a vehicle, matures June 2008	20,868	26,976

Total long-term debt	$16,298,886	$17,333,734

Aggregate annual principal payments of long-term debt and convertible notes payable at December 31, 2004, are as follows:

Year ending December 31
2005	$918,104
2006	964,861
2007	1,014,019
2008	1,062,142
2009	1,113,939
Thereafter	11,225,821

$16,298,886

The Company has a $400,000 line of credit with a bank secured by property. The line, which carries an interest rate of prime plus 1% (6.25% and 5.00% at December 31, 2004 and 2003, respectively), expires in August 2016. There was no balance outstanding on the line at December 31, 2004 or 2003.

The Company entered into an interest rate swap agreement effective January 2001 with a commercial lender. The purpose of the agreement was to reduce the Company’s exposure to interest rate fluctuations on variable rate borrowings. Under terms of the agreement, the Company will pay the commercial lender 6.12% (annual percentage rate) on a notional amount of $4,500,000 monthly through January 1, 2006. In exchange, the Company will receive interest payments equivalent to 30-day LIBOR on the notional amount associated with the swap over the same period. The fair value of the swap agreement at December 31, 2004 and 2003, of $154,982 and $382,170, respectively, represents the amount the Company would pay the lender to terminate the contract, and is recognized in accumulated other comprehensive loss.

To the extent that the hedge is not completely effective, the ineffective portion is charged or credited to other income or expense in the accompanying statements of operations. During the years ended December 31, 2004 and 2003, there were no amounts considered ineffective. Amounts recorded in other comprehensive income are subsequently reclassified into interest expense as a yield adjustment in the same period in which the related interest expense on the underlying debt affects earnings. The amount to be reclassified over the year ending December 31, 2005 is approximately $103,500.

5. Commitments and Contingencies

Under the terms of hotel franchise agreements expiring at various dates through 2017, the Company is obligated to pay certain fees for franchise royalties, reservation, and advertising services. Fees are computed based upon percentages of gross room revenues generated by the hotels and are accrued monthly.

6. Fair Value of Financial Instruments

The following disclosures of estimated fair value were determined by management using available market information and appropriate valuation methodologies. Considerable judgment is necessary to interpret market data and develop estimated fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Company could realize on disposition of the financial instruments. The use of different market assumptions or estimation methodologies may have a material effect on the estimated fair value amounts.

Cash and cash equivalents, accounts receivable—trade, other assets, accounts payable, accrued expenses and other liabilities, and accrued interest payable are carried at amounts which reasonably approximate their fair values due to the short-term nature of these financial investments.

Management estimates that the fair values of the Company’s outstanding notes and mortgage notes payable, and short-term bank loan approximate their carrying values due to the fact that they bear rates of interest which approximate market.

As of December 31, 2004 and 2003, respectively, the fair value of the Company’s interest rate swap agreement was based on estimated current settlement value.

7. Concentration of Credit Risk

From time to time, the Company maintains cash balances at commercial banks in excess of federally insured limits.

8. Commitments

On August 1, 2004, the Company entered into a three-year agreement with Marshall Management to manage the hotels. The agreement calls for the Company to pay Marshall Management 4% of total revenue on a monthly basis and an additional flat fee of $60,000 annually.

Supertel Hospitality, Inc.

Norfolk, Nebraska

Independent Property Operators of America, LLC

Moyock, North Carolina

We have compiled the accompanying combined balance sheet of the specified properties under contract for sale as described in Note 1 owned by Independent Property Operators of America, LLC. as of September 30, 2005, and the related combined statements of operations, comprehensive income, equity in properties, and cash flows for the nine-months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying combined financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

The accompanying statements were prepared to present the combined balance sheet and the related combined statements of operations, comprehensive income, equity in properties, and cash flows of specified properties owned by Independent Properties Operators of America, LLC, which are under contract for sale pursuant to a purchase agreement dated September 12, 2005, and is not intended to be a complete presentation of the Company’s assets, liabilities, equity in properties, revenues, and expenses.

November 9, 2005

INDEPENDENT PROPERTY OPERATORS OF AMERICA, LLC

COMBINED BALANCE SHEET OF SPECIFIED PROPERTIES

UNDER CONTRACT FOR SALE

September 30, 2005

ASSETS
Investment in income-producing properties, at cost:
Land and land improvements	$7,701,632
Buildings	27,549,239
Furniture and equipment	5,215,128

40,465,999
Less: accumulated depreciation	(9,779,761)

Net investment in income-producing properties	30,686,238
Cash and cash equivalents	340,440
Accounts receivable—trade	152,630
Prepaid expenses and other assets	98,363
Intangible assets, net of amortization	677,560
Inventory	3,284

$31,958,515

LIABILITIES AND EQUITY IN PROPERTIES
Long-term debt	$15,616,742
Accounts payable	238,132
Accrued expenses and other liabilities	1,008,950
Derivative liability	33,341

Total liabilities	16,897,165

Equity in properties:
Assets in excess of liabilities	15,094,691
Accumulated other comprehensive loss	(33,341)

Total equity in properties	15,061,350

$31,958,515

See accompanying accountants’ compilation report and notes to combined financial statements.

INDEPENDENT PROPERTY OPERATORS OF AMERICA, LLC

COMBINED STATEMENT OF OPERATIONS OF SPECIFIED PROPERTIES

UNDER CONTRACT FOR SALE

For the nine months ended September 30, 2005

Operating Revenues
Rooms	$7,869,764
Telephone	13,821
Other operating departments	258,900

8,142,485

Expenses
Operating expenses by department:
Rooms	2,129,448
Telephone	98,999
Other operating departments	78,548
Other operating expenses:
Depreciation and amortization	1,083,162
General and administrative	660,834
Franchise fees	402,143
Advertising	480,354
Property repairs and maintenance	493,986
Utilities	413,086
Real estate taxes and insurance	607,527
Professional fees	325,128

6,773,215

Net operating income	1,369,270
Other Income (Expense)
Interest expense	(671,965)

Net income	$697,305

See accompanying accountants’ compilation report and notes to combined financial statements.

INDEPENDENT PROPERTY OPERATORS OF AMERICA, LLC

COMBINED STATEMENT OF COMPREHENSIVE INCOME OF SPECIFIED PROPERTIES

UNDER CONTRACT FOR SALE

For the nine months ended September 30, 2005

Net Income	$697,305
Other Comprehensive Income
Net unrealized change in cash flow hedging activities	121,641

Comprehensive income	$818,946

See accompanying accountants’ compilation report and notes to combined financial statements.

INDEPENDENT PROPERTY OPERATORS OF AMERICA, LLC

COMBINED STATEMENT OF EQUITY IN PROPERTIES OF SPECIFIED PROPERTIES

UNDER CONTRACT FOR SALE

For the nine months ended September 30, 2005

	Assets in Excess of Liabilities	Net Unrealized Change in Cash Flow Hedging Activities	Total
Balance, December 31, 2004	$15,047,332	$(154,982)	$14,892,350
Net income	697,305	—	697,305
Other comprehensive income	—	121,641	121,641
Distributions to parent office	(649,946)	—	(649,946)

Balance, September 30, 2005	$15,094,691	$(33,341)	$15,061,350

See accompanying accountants’ compilation report and notes to combined financial statements.

INDEPENDENT PROPERTY OPERATORS OF AMERICA, LLC

COMBINED STATEMENT OF CASH FLOWS OF SPECIFIED PROPERTIES

UNDER CONTRACT FOR SALE

For the nine months ended September 30, 2005

Cash Flows from Operating Activities
Net income	$697,305
Adjustments to reconcile net income to net cash and cash equivalents provided by operating activities:
Depreciation and amortization	1,083,162
(Increase) decrease in operating assets:
Accounts receivable—trade	(41,885)
Prepaid expenses and other assets	(74,857)
Inventory	(1,341)
Increase (decrease) in operating liabilities:
Accounts payable	106,903
Accrued expenses and other liabilities	239,344

Net cash and cash equivalents provided by operating activities	2,008,631

Cash Flows from Investing Activities
Purchase of income-producing property	(858,240)

Net cash and cash equivalents (used) by investing activities	(858,240)

Cash Flows from Financing Activities
Principal payments on long-term debt	(682,144)
Distributions to parent office	(649,946)

Net cash and cash equivalents (used) by financing activities	(1,332,090)

Net (decrease) in cash and cash equivalents	(181,699)
Cash and Cash Equivalents, beginning of year	522,139

Cash and Cash Equivalents, end of year	$340,440

Supplemental Cash Flow Information
Cash paid for interest	$671,965

See accompanying accountants’ compilation report and notes to combined financial statements.

INDEPENDENT PROPERTY OPERATORS OF AMERICA, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS OF SPECIFIED PROPERTIES

UNDER CONTRACT FOR SALE

September 30, 2005

1. Basis of Presentation

These financial statements present the combined balance sheet of specified properties under contract for sale owned by Independent Property Operators of America, LLC as of September 30, 2005 and the related combined statements of operations, comprehensive income, equity in properties, and cash flows of specified properties for the nine months ended. The specified properties under contract for sale consist of:

1.	Comfort Inn-Choice Hotel—Fayetteville, NC

2.	Comfort Suites-Choice Hotel—Fort Wayne, IN

3.	Comfort Suites-Choice Hotel—Lafayette, IN

4.	Comfort Suites-Choice Hotel—Marion, IN

5.	Comfort Suites-Choice Hotel—South Bend, IN

6.	Hampton Inn-Hilton Hotel—Warsaw, IN

2. Summary of Significant Accounting Policies

Organization and nature of business: Independent Property Operators of America, LLC (the Company or IPOA) was organized on July 30, 1997, as a limited liability company under the laws of the Commonwealth of Virginia.

The Company’s principal assets are limited service hotels in Indiana and North Carolina and condominium units in Virginia. The Company also owned developmental property, which was transferred during 2004 to another LLC in exchange for membership interests in the new company.

The Company is managed by a management company, Mills Management II, Inc. (the Manager). The owner of the Manager maintains an ownership interest in the Company. Under the terms of the Amended and Restated Operating Agreement (the Agreement), the Manager has the exclusive right to manage and make all decisions regarding the operations of the Company. In addition, the Agreement limits the liability of each member to the balance in the member’s capital account.

Cash and cash equivalents: For purposes of the combined statement of cash flows, the Company considers all highly-liquid investments with original maturities of 90 days or less to be cash equivalents.

Investments in income-producing properties: Investments in income-producing properties are recorded at cost. Repairs and maintenance are expensed as incurred while significant improvements, renovations or replacements are capitalized. Depreciation is computed using the straight-line method over the following estimated useful lives:

Land improvements	15 years
Buildings	40 years
Furniture and equipment	5 years

INDEPENDENT PROPERTY OPERATORS OF AMERICA, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS OF SPECIFIED PROPERTIES

UNDER CONTRACT FOR SALE—CONTINUED

September 30, 2005

2. Summary of Significant Accounting Policies—Continued

Revenue recognition: Revenue is earned primarily through the operations of the hotel properties and is recognized when earned.

Income taxes: The Company is a Virginia limited liability company. As such, in lieu of corporate income tax, each member is taxed on its proportionate share of the Company’s income (loss). Accordingly, no provision for income taxes has been made in the accompanying financial statements.

Derivative financial instruments: The Company uses derivative financial instruments for the purpose of reducing its exposure to adverse fluctuations in interest rates. The Company does not hold or issue financial instruments for trading purposes.

In accordance with Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Certain Hedging Activities, as amended, the Company accounts for its interest rate swaps as cash flow hedges. At the inception of a hedge, the Company documents the risk management objective and strategy, the hedged risk, the derivative instrument, the hedged item, and how hedge effectiveness will be assessed initially and on an ongoing basis.

Intangible assets: Goodwill and intangible assets not subject to amortization are tested annually for impairment, and are tested for impairment more frequently if events and circumstances indicate that the asset might be impaired. An impairment loss is recognized to the extent that the carrying amount exceeds the asset’s fair value. Other intangible assets subject to amortization include loan fees, debt issuance costs, and franchise fees. They are amortized over periods ranging from 80 months to 240 months.

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management of the Company and the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment in Income-Producing Properties

Investment in income-producing properties as of September 30, 2005, consists of the following:

Hotels	$40,465,999
Less: accumulated depreciation	(9,779,761)

$30,686,238

4. Long-Term Debt, Convertible Notes Payable, and Derivative Liability

Long-term debt consists of the following at September 30, 2005:

Mortgage note payable, requiring monthly installments of $65,873 including interest at LIBOR plus 2.75% (6.61% at September 30, 2005) secured by three hotel properties, matures July 2019.	$6,124,621
Mortgage note payable, requiring monthly installments of $37,073 including interest at LIBOR plus 2.65% (6.51% at September 30, 2005), secured by two hotel properties, matures August 2023.	3,342,444
First mortgage note payable, requiring monthly installments of $47,002 including interest at LIBOR plus 3.32% (7.18% at September 30, 2005), secured by first mortgage on hotel property, matures August 2023.	6,133,389
Installment loan payable, requiring monthly installments of $509 including interest at 0%, secured by a vehicle, matures June 2008.	16,288

Total long-term debt	$15,616,742

Aggregate annual principal payments of long-term debt and convertible notes payable at September 30, 2005 are as follows:

Nine months ending September 30
2006	$915,837
2007	970,365
2008	1,026,688
2009	1,085,494
2010	1,148,610
Thereafter	10,469,748

$15,616,742

The Company has a $400,000 line of credit with a bank secured by property. The line, which carries an interest rate of prime plus 1% (7.75% at September 30, 2005), expires in August 2016. There was no balance outstanding on the line at September 30, 2005.

The Company entered into an interest rate swap agreement effective January 2001 with a commercial lender. The purpose of the agreement was to reduce the Company’s exposure to interest rate fluctuations on variable rate borrowings. Under terms of the agreement, the Company will pay the commercial lender

4. Long-Term Debt, Convertible Notes Payable, and Derivative Liability— Continued

6.12% (annual percentage rate) on a notional amount of $4,500,000 monthly through January 1, 2006. In exchange, the Company will receive interest payments equivalent to 30-day LIBOR on the notional amount associated with the swap over the same period. The fair value of the swap agreement at September 30, 2005, of $33,341 represents the amount the Company would pay the lender to terminate the contract, and is recognized in accumulated other comprehensive loss.

To the extent that the hedge is not completely effective, the ineffective portion is charged or credited to other income or expense in the accompanying statement of operations. During the nine-months ended September 30, 2005, there were no amounts considered ineffective. Amounts recorded in other comprehensive income are subsequently reclassified into interest expense as a yield adjustment in the same period in which the related interest expense on the underlying debt affects earnings. The amount to be reclassified over the next year is approximately $33,341.

5. Commitments and Contingencies

Under the terms of hotel franchise agreements expiring at various dates through 2017, the Company is obligated to pay certain fees for franchise royalties, reservation, and advertising services. Fees are computed based upon percentages of gross room revenues generated by the hotels and are accrued monthly.

6. Fair Value of Financial Instruments

The following disclosures of estimated fair value were determined by management using available market information and appropriate valuation methodologies. Considerable judgment is necessary to interpret market data and develop estimated fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Company could realize on disposition of the financial instruments. The use of different market assumptions or estimation methodologies may have a material effect on the estimated fair value amounts.

Cash and cash equivalents, accounts receivable — trade, other assets, accounts payable, accrued expenses and other liabilities, and accrued interest payable are carried at amounts which reasonably approximate their fair values due to the short-term nature of these financial investments.

Management estimates that the fair values of the Company’s outstanding notes and mortgage notes payable approximate their carrying values due to the fact that they bear rates of interest which approximate market.

As of September 30, 2005, the fair value of the Company’s interest rate swap agreement was based on estimated current settlement value.

7. Concentration of Credit Risk

From time to time, the Company maintains cash balances at commercial banks in excess of federally insured limits.

8. Commitments

On August 1, 2004, the Company entered into a three-year agreement with Marshall Management to manage the hotels. The agreement calls for the Company to pay Marshall Management 4% of total revenue on a monthly basis and an additional flat fee of $60,000 annually.